Exhibit 32.1

FIND THE WORLD INTERACTIVE, INC.
A Delaware Corporation

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gordon Clayton, President, Chief Executive Officer and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The annual report on Form 10-KSB of Find The World Interactive, Inc. for the year end December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Find The World Interactive, Inc.

Dated: July 18, 2007	/s/Gordon Clayton

Gordon Clayton,
President and Chief Executive Officer And Chief Financial Officer